Supplement dated March 12, 2021
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – Partners Small Cap Growth Fund	Prospectus Dated 5/1/2020 SAI Dated 5/13/2020
Joseph Eberhardy, CFA, CPA has announced his intention to retire from Wells Capital Management Incorporated on or about June 30, 2021. After such date, he will cease to serve as Portfolio Manager for the Fund and all references to Joseph Eberhardy, CFA, CPA in the Fund’s Prospectus and SAI will be removed.
Shareholders should retain this Supplement for future reference.
S-6546-151 (3/21)